EXHIBIT 10.2 FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT FOURTH AMENDMENT (this “Agreement”) dated as of December 31, 2019 among BlueLinx Holdings Inc. (the “Borrower”), the “Guarantors” referred to on the signature pages hereto, the Lenders executing this Agreement on the signature pages hereto and HPS INVESTMENT PARTNERS, LLC, in its capacity as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below. WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Credit and Guaranty Agreement, dated as of April 13, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). WHEREAS, the Credit Parties, the Lenders party hereto constituting the Requisite Lenders and the Administrative Agent desire to amend the Credit Agreement on the terms set forth herein. NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, effective as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows: (a) Section 1.4(e) of the Credit Agreement shall be restated in its entirety as follows: “(e) Notwithstanding anything to the contrary contained herein, for purposes of determining compliance with the financial covenant set forth in Section 6.7, (i) in the event that the outstanding principal balance of the Loans is greater than $95,298,863.91 on March 27, 2020, (A) the ratios required to comply with Section 6.7 for the Fiscal Quarter ending on December 28, 2019 and each Fiscal Quarter ending thereafter shall revert to the ratios set forth for such Fiscal Quarters in Section 6.7 immediately prior to the Third Amendment Effective Date (and the effectiveness of the amendments to Section 6.7 pursuant to the Third Amendment shall automatically terminate and be unwound), (B) the $10,000,000 cap set forth in clause (a) of the definition of “Consolidated Net Income” shall be reduced to zero and no adjustments to Consolidated EBITDA shall be permitted to be made under sub-clauses (vi) and 34408.03700

(xiv) of clause (a) of the definition of “Consolidated EBITDA” (which amounts under such sub-clauses shall be deemed to be zero), in each case, for purposes of calculating the Total Net Leverage Ratio for the Fiscal Quarter ending on December 28, 2019 and each Fiscal Quarter ending thereafter, and (C) the Borrower shall no longer be permitted to exercise the cure rights set forth in Section 8.3 hereof, and (ii) in the event that the Borrower has made voluntary prepayments of the Loans under Section 2.9 and/or mandatory prepayments of the Loans under Section 2.10(a) or 2.10(c) in an aggregate principal amount of at least $50,925,000 during the period commencing on the Third Amendment Effective Date and ending on March 27, 2020, the principal amount of the Loans included in Consolidated Total Debt for purposes of calculating the Total Net Leverage Ratio for the Fiscal Quarter ending December 28, 2019 shall be deemed to be the principal amount of the Loans outstanding as of March 27, 2020.” (b) Section 2.10(a) of the Credit Agreement shall be restated in its entirety as follows: “(a) Asset Sales. Not later than the fifth Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Asset Sale Proceeds (other than from (x) the sale of any Specified Properties after the Third Amendment Effective Date and (y) Permitted Leaseback Transactions), the Borrower shall prepay the Loans in an aggregate amount equal to such Net Asset Sale Proceeds, together with accrued interest thereon and any premium payable pursuant to Section 2.11; provided that (i) to the extent any such Net Asset Sale Proceeds constitute proceeds of ABL Priority Collateral (including the portion of Net Asset Sale Proceeds constituting proceeds of ABL Priority Collateral from an Asset Sale of the Equity Interests of any Credit Party that owns ABL Priority Collateral), then the mandatory prepayment pursuant to this Section 2.10(a) with respect to Net Asset Sale Proceeds constituting proceeds of ABL Priority Collateral shall be in an amount equal to 100% of such Net Asset Sale Proceeds minus the amount of such Net Asset Sale Proceeds that are then required to be used to prepay Indebtedness under the ABL Credit Agreement, and (ii) (A) so long as no Default or Event of Default shall have occurred and be continuing, and (B) to the extent that (x) such Net Asset Sale Proceeds consist of proceeds of the sale of Specified Properties prior to the Third Amendment Effective Date, or (y) the Net Asset Sale Proceeds (other than from the sale of any Specified Properties) reinvested in accordance with this Section 2.10(a) from the Closing Date through the applicable date of determination, together with the aggregate amount of Net Insurance/Condemnation Proceeds 2 reinvested in accordance with Section 2.10(b) and Net Extraordinary Receipts reinvested in accordance with Section 2.10(f), do not exceed $15,000,000 in the aggregate, then, in each case, Borrower shall have the option, directly or through one or more of its Subsidiaries, to invest (or commit to invest) all or a portion of such Net Asset Sale Proceeds in long-term productive assets of the general type used in the business of the Borrower and its Subsidiaries within twelve (12) months of receipt thereof (or, if committed to be reinvested within such twelve (12) month period, within six (6) months of such twelve (12) month period); provided that with respect to any Net Asset Sale Proceeds from the sale of any Specified Property prior to the Third Amendment Effective Date, such permitted reinvestment period shall end on March 26, 2020. For the avoidance of doubt, any Net Asset Sale Proceeds not so invested during such twelve (12) month period (or, (x) in the case of commitments, within six (6) months of such twelve (12) month period and (y) in the case of Net Asset Sale Proceeds from the sale of any applicable Specified Property, by March 26, 2020) shall be required to be used to make a mandatory prepayment of the Loans on the Business Day after such period ends. Notwithstanding the foregoing provisions of this Section 2.10(a), the Net Asset Sale Proceeds of (I) any Specified Property sold after the Third Amendment Effective Date and (II) any Permitted Leaseback Transaction shall be excluded from the requirements of this Section 2.10(a) and shall instead be required to repay the Loans and applied in accordance with Section 2.10(c) of this Agreement.” (c) Section 2.10(c) of the Credit Agreement shall be restated in its entirety as follows: “(c) Proceeds of Sale and Leaseback Transaction; Specified Properties. Not later than two (2) Business Days after receipt of the Net Asset Sale Proceeds of any Permitted Leaseback Transaction or, to the extent sold after the Third Amendment Effective Date, any Specified Property, the Borrower shall apply such Net Asset Sale Proceeds as follows: (i) in the case of 2019 Leaseback Transactions made prior to the Third Amendment Effective Date, (A) the first $30,000,000 of Net Asset Sale Proceeds for all 2019 Leaseback Transactions shall be paid to the Administrative Agent, for the account of the Lenders, for application to the prepayment of the principal amount of the Loans, together with accrued interest thereon and the Prepayment Premium payable pursuant to Section 2.11; and (B) thereafter, any remaining Net Asset Sale Proceeds in an aggregate amount in 3 excess of $30,000,000 for all 2019 Leaseback Transactions, after giving effect to the payments specified in the foregoing clause (i)(A), shall be applied to repay Indebtedness under the ABL Credit Agreement; (ii) all Net Asset Sale Proceeds from Other Leaseback Transactions shall be paid to the Administrative Agent, for the account of the Lenders, for application to the prepayment of the principal amount of the Loans, together with accrued interest thereon and any Prepayment Premium applicable thereto; and (iii) all Net Asset Sale Proceeds from Specified Properties sold after the Third Amendment Effective Date shall be paid to the Administrative Agent, for the account of the Lenders, for application to the prepayment of the principal amount of the Loans, together with accrued interest thereon and any Prepayment Premium applicable thereto; provided that, notwithstanding the foregoing, with respect to the first $10,000,000 of Net Asset Sale Proceeds from Specified Properties received by the Borrower after March 27, 2020 (A) if, as of the date of receipt of any such Net Asset Sale Proceeds, the Specified Properties Payment Threshold is not satisfied, 100% of such Net Asset Sale Proceeds shall be used to repay Indebtedness under the ABL Credit Agreement, and (B) if, as of the date of receipt of any such Net Asset Sale Proceeds, the Specified Properties Payment Threshold is satisfied, 50% of such Net Asset Sale Proceeds shall be used to repay Indebtedness under the ABL Credit Agreement, with the remainder to be paid to the Administrative Agent, for the account of the Lenders, for application to the prepayment of the principal amount of the Loans, together with accrued interest thereon and any Prepayment Premium applicable thereto (and thereafter all such Net Asset Sale Proceeds in excess of $10,000,000 shall be paid to the Administrative Agent, for the account of the Lenders, for application to the prepayment of the principal amount of the Loans, together with accrued interest thereon and any Prepayment Premium applicable thereto).” (d) Clause (D) of Section 2.11 of the Credit Agreement shall be restated in its entirety as follows: “(D) for the first $50,925,000 of voluntary prepayments of the Loans under Section 2.9 and/or mandatory prepayments of the Loans under Section 2.10(a) or 2.10(c) made by 4

Borrower during the period commencing on the Third Amendment Effective Date and ending on March 27, 2020, the Applicable Make- Whole Amount component of the Prepayment Premium shall not apply to such prepayments and such prepayments will be made together with a premium equal to 3.00% of the amount prepaid in lieu of any other Prepayment Premium.” Section 3. Representations and Warranties. Each Credit Party represents and warrants to each Agent and the Lenders that, after giving effect to this Agreement, (a) the representations and warranties set forth in Section 4 of the Credit Agreement, and in each of the other Credit Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 4 to “this Agreement” included reference to the Credit Agreement after giving effect to this Agreement and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall each become effective, as of the date hereof (the “Fourth Amendment Effective Date”), upon satisfaction of the following conditions: (a) Execution. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, the Guarantors party to the Credit Agreement and Lenders party to the Credit Agreement constituting the Requisite Lenders. (b) Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements due and payable under the Credit Documents on or prior to the date hereof, including all reasonable and documented out-of-pocket fees, charges and disbursements of Administrative Agent and counsel to Administrative Agent. (c) Repayment. The Borrower shall have made or, concurrently with the execution of this Agreement shall make, the prepayment of principal of the Loans in an aggregate amount not less than $27,194,646 required under Section 2.10(c)(ii) with respect to the Other Leaseback Transaction occurring on the date hereof, together with accrued and unpaid interest thereon (it being understood and agreed that the Borrower shall pay the applicable Prepayment Premium thereon to the Administrative Agent within two Business Days of the date hereof). Section 5. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any other Credit Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof. 5

Section 6. Confirmation. Each Credit Party (a) confirms its obligations under the Collateral Documents, (b) confirms that its Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Collateral Documents, (c) confirms that its Obligations under the Credit Agreement as modified hereby constitute “Secured Obligations” (as defined in the Collateral Documents) and (d) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Collateral Documents. Each party, by its execution of this Agreement, hereby confirms that the Secured Obligations shall remain in full force and effect, and such Secured Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents. Each Guarantor (a) confirms its Guaranteed Obligations under the Credit Agreement, (b) confirms that the Guaranteed Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in Section 7 of the Credit Agreement and (c) confirms that the Obligations under the Credit Agreement as modified hereby constitute “Guaranteed Obligations”. Each Credit Party, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect. Section 7. Miscellaneous. (a) This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Credit Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Credit Documents. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. (b) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. (c) Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Agreement upon the 6 satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof). (d) Each of the undersigned Lenders confirms the authority of the Administrative Agent and Collateral Agent to, and the Administrative Agent and Collateral Agent each agrees to, in each case without further written consent or authorization from any Secured Party, execute any documents or instruments necessary to release any Lien encumbering any item of Collateral that is the subject of a Permitted Leaseback Transaction permitted under the Credit Agreement (as amended hereby). [Signature pages follow] 7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written. BORROWER: BLUELINX HOLDINGS INC. By: /s/ Mitchell B. Lewis Name: Mitchell B. Lewis Title: President and Chief Executive Officer FOURTH AMENDMENT TO CREDIT AGREEMENT S-1

GUARANTORS: CEDAR CREEK HOLDINGS, INC. By: /s/ Mitchell B. Lewis Name: Mitchell B. Lewis Title: President and Chief Executive Officer BLUELINX CORPORATION By: /s/ Mitchell B. Lewis Name: Mitchell B. Lewis Title: President and Chief Executive Officer BLUELINX FLORIDA HOLDINGS NO.1 INC. BLUELINX FLORIDA HOLDINGS N O. 2 INC. CEDAR CREEK LLC CEDAR CREEK CORP. ASTRO BUILDINGS INC. LAKE STATES LUMBER, INC. VENTURE DEVELOPMENT & CONSTRUCTION, LLC By: /s/ Mitchell B. Lewis Name: Mitchell B. Lewis Title: President and Chief Executive Officer BLUELINX FLORIDA LP By: BlueLinx Florida Holdings No. 2 Inc., its General Partner By: /s/ Mitchell B. Lewis Name: Mitchell B. Lewis Title: President and Chief Executive Officer FOURTH AMENDMENT TO CREDIT AGREEMENT S-2

ABP AL (MIDFIELD) LLC ABP CO II (DENVER) LLC ABP FL (LAKE CITY) LLC ABP FL (PENSACOLA) LLC ABP FL (YULEE) LLC ABP IA (DES MOINES) LLC ABP IL (UNIVERSITY PARK) LLC ABP IN (ELKHART) LLC ABP KY (INDEPENDENCE) LLC ABP LA (NEW ORLEANS) LLC ABP ME (PORTLAND) LLC ABP MI (GRAND RAPIDS) LLC ABP MN (MAPLE GROVE) LLC ABP MO (KANSAS CITY) LLC ABP MO (SPRINGFIELD) LLC ABP MO (BRIDGETON) LLC ABP MO (KANSAS CITY) LLC ABP NC (CHARLOTTE) LLC ABP NJ (DENVILLE) LLC ABP NY (YAPHANK) LLC ABP OH (TALMADGE) LLC ABP OK (TULSA) LLC ABP PA (STANTON) LLC ABP SC (CHARLESTON) LLC ABP TN (ERWIN) LLC ABP TN (MEMPHIS) LLC ABP TN (MADISON) LLC ABP TX (EL PASO) LLC ABP TX (HOUSTON) LLC ABP TX (LUBBOCK) LLC ABP TX (SAN ANTONIO) LLC ABP VA (RICHMOND) LLC ABP VT (SHELBURNE) LLC By: BlueLinx Holdings Inc., as Sole Manager By: /s/ Mitchell B. Lewis Name: Mitchell B. Lewis Title: President and Chief Executive Officer FOURTH AMENDMENT TO CREDIT AGREEMENT S-3

ADMINISTRATIVE AGENT: HPS INVESTMENT PARTNERS, LLC, as Administrative Agent By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-4

REQUISITE LENDERS: SPECIALTY LOAN FUND 2016, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-5

SPECIALTY LOAN ONTARIO FUND 2016, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-6

SPECIALTY LOAN FUND 2016-L, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-7

SLF 2016 INSTITUTIONAL HOLDINGS, L.P., as Lender By: HPS Investment Partners, LLC, its Service Provider By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-8

MORENO STREET DIRECT LENDING FUND, L.P., as Lender By: PS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-9

SPECIALTY LOAN VG FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-10

NDT SENIOR LOAN FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-11

AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-12

FALCON CREDIT FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-13

RELIANCE STANDARD LIFE INSURANCE COMPANY, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-14

TMD-DL HOLDING, LLC, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-15

TOKIO MILLENNIUM RE AG, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-16

SPECIALTY LOAN FUND – CX – 2, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-17

CACTUS DIRECT LENDING FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-18

PRIVATE LOAN OPPORTUNITIES FUND, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-19

RED CEDAR FUND 2016, L.P., as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-20

PACIFIC INDEMNITY COMPANY, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-21

AXA EQUITABLE LIFE INSURANCE COMPANY, as Lender By: HPS Investment Partners, LLC, its Investment Manager By: /s/ Vikas Keswani Name: Vikas Keswani Title: Managing Director FOURTH AMENDMENT TO CREDIT AGREEMENT S-22